Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Quarterly  Report  of Procera Networks, Inc. a Nevada corporation  (the "Company") on Form 10-QSB for the period ending June 30, 2007, as  filed  with  the  Securities and Exchange Commission on the date hereof (the "Report"),  Thomas Williams, Chief Financial Officer of the Company, certifies to  the  best of his knowledge, pursuant to 1 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A  signed  original  of  this written statement required by Section 906 has been provided  to  Procera  Networks, Inc., and will be retained by Procera Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Thomas Williams

Thomas Williams
Chief Financial Officer
Date:  August 15, 2007